UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): July 1, 2003 (June 25,
2003)

                      ALTERNATE MARKETING NETWORKS, INC.
              (Exact name of registrant as specified in its charter)


  Delaware                        0-26624             38-2841197
(State of other jurisdiction  (Commission File No.)  (IRS Employer
  of incorporation)                                   Identification Number)

               13155 Noel Road, 10th Floor, Dallas, TX 75240
           (Address of principal executive offices)  (Zip Code)

                              (972) 720-3500
            (Registrant's telephone number, including area code)


                               Not Applicable
(Former name, former address and former fiscal year, if changed since last report)





Item 5.  Other Events.

In response to decreased revenues in the Company's technology segment, Hencie Consulting Services, Inc., the Company has reduced its technology segment's operating expenses by (i) decreasing the number of employees in the segment and (ii) executing an amendment to its lease for the segment which reduces the square footage from approximately 13,484 square feet to approximately 6,687 square feet. In addition, the segment settled a dispute regarding previously unpaid rent by providing the landlord with a $100,000 promissory note, carrying an interest rate of ten percent (10%) per annum, in exchange for the landlord's waiver of the segment's obligation to pay the remainder of the outstanding rent. From July 1, 2003 until and including November 1, 2003, the segment must make a $10,000 payment to the landlord on the first day of each calendar month. Thereafter, the segment must make a $5,000 monthly payment to the landlord until the principal and interest are paid in full. Alternate Marketing Networks, Inc. and two of its subsidiaries, National Home Delivery, Inc. and Alternate Postal Direct, Inc., have guaranteed the technology segment's obligations under the amended office lease and promissory note. Also, Adil Khan, Chief Executive Officer of the technology segment, has renewed a personal guarantee of $75,000 of the segment's obligations under the amended office lease and promissory note.

Item 7.     Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.         Description

10.1	              First Amendment to Office Lease Agreement between
                     TrizecHahn Tower Three Galleria Management, L.P. and Hencie Consulting Services, Inc. (filed herewith)

10.2                Continuing Lease Guaranty between TrizecHahn Tower Three
                     Galleria Management, L.P., Alternate Marketing Networks, Inc., National Home Delivery, Inc., and Alternate Postal Direct, Inc. (filed herewith)

10.3                Amended and Restated Continuing Lease Guaranty between
                     TrizecHahn Tower Three Galleria Management, L.P. and Adil Khan (filed herewith)

10.4                Promissory Note between TrizecHahn Tower Three Galleria
                     Management, L.P. and Hencie Consulting Services, Inc. (filed herewith)



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 1, 2003.

                                    ALTERNATE MARKETING NETWORKS, INC.


                                    By: /s/ Phillip D. Miller
                                    Name:   Phillip D. Miller
                                    Title:  President



                                EXHIBIT INDEX

Exhibit No.         Description


10.1                First Amendment to Office Lease Agreement between
                     TrizecHahn Tower Three Galleria Management, L.P. and Hencie Consulting Services, Inc. (filed herewith)

10.2                Continuing Lease Guaranty between TrizecHahn Tower Three
                     Galleria Management, L.P., Alternate Marketing Networks, Inc., National Home Delivery, Inc., and Alternate Postal Direct, Inc. (filed herewith)

10.3                Amended and Restated Continuing Lease Guaranty between
                     TrizecHahn Tower Three Galleria Management, L.P. and Adil Khan (filed herewith)

10.4                Promissory Note between TrizecHahn Tower Three Galleria
                     Management, L.P. and Hencie Consulting Services, Inc. (filed herewith)



Exhibit 10.1

                  FIRST AMENDMENT TO OFFICE LEASE AGREEMENT

     THIS FIRST AMENDMENT TO OFFICE LEASE AGREEMENT (this "First Amendment") is made and entered into the 25th day of June, 2003, by and between TRIZECHAHN TOWER THREE GALLERIA MANAGEMENT, L.P. (hereinafter called "Landlord"), and HENCIE CONSULTING SERVICES, INC., a Texas corporation (hereinafter called "Tenant").

                              WITNESSETH:

     WHEREAS, Landlord and Tenant entered into that certain Office Lease Agreement dated October 24, 2001 (the "Lease"), with respect to the lease of approximately 13,484 square feet of Net Rentable Area located on Floor 10 (the "Leased Premises") of the office building commonly known as Three Galleria Tower located at 13155 Noel Road, Dallas, Texas (the "Building"); and

     WHEREAS, Landlord and Tenant now desire to amend the Lease, among other things, to provide for the downsizing of the Premises, reduction of Basic Rent and addition of Alternate Marketing Networks, Inc., as a guarantor of the Lease, all on the terms and conditions set forth below; and

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that the Lease is amended as follows:

1. Defined Terms. All capitalized terms utilized herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Cash Payment; Release. In consideration for a cash payment of $50,000.00, which upon receipt thereof and execution by Tenant of this First Amendment, Promissory Note and execution of the Continuing Lease Guaranty and the Amended and Restated Continuing Lease Guaranty, Landlord shall allow Tenant to re-enter the Premises and shall, effective as of the date the final payment under the terms of the Promissory Note is received by Landlord, release Tenant from all Rent due and owing prior to December 31, 2002. In additional to the release contained in the foregoing sentence, Landlord agrees that it will not, during the Term or thereafter, pursue collection of any Rent due and payable from and after January 1, 2003 until May 31, 2003, provided Tenant pays, without default, all amounts provided under the Lease due after June 1, 2003 and that certain Promissory Note in the amount of $100,000.00 of the same date as this First Amendment entered into by Tenant for the benefit of Landlord. Notwithstanding anything to the contrary contained in this Section, in no event shall Landlord have the right to recover any Rent or other amounts due and payable by Tenant prior to May 31, 2003 from Alternate Marketing Networks, Inc., a Michigan corporation National Home Delivery, Inc., an Illinois corporation, and Alternate Postal Direct, Inc., a Michigan corporation should Landlord ever become entitled to seek the recovery thereof from Tenant.

3. Premises. Effective as of June 1, 2003, the Premises shall be reduced to approximately 6,687 square feet of Agreed Rentable Area as set forth on the attached Exhibit A, and all references contained in the Lease to the Premises shall (after June 1, 2003) refer to the area so depicted on said Exhibit A. Tenant shall immediately surrender the remaining area comprised of approximately 6,797 square feet of Rentable Area formerly occupied by Tenant to Landlord in a safe, clean, neat, sanitary and operational condition (ordinary wear and tear excepted) and as otherwise required by Lease for the redelivery of the Premises at the expiration of the Term. Landlord shall, at is sole discretion, determine the exact location of the new demising wall and to the extent the actual numbers vary from those set forth in this Section, Landlord and Tenant will confirm the actual numbers in writing within thirty
(30) days from the date of this First Amendment.

4. Condition of the Premises. Tenant accepts the Premises, as described in the foregoing section of this First Amendment in its current "AS IS" condition and "WITH ALL FAULTS", and Tenant agrees that any and all costs associated with demising the Premises from the space surrendered to Landlord in accordance with this First Amendment, pursuant to all applicable Laws shall be borne solely by Tenant, who shall pay such cost and provide to Landlord copies of all paid invoices and lien releases from each contractor engaged to perform such work. TENANT FURTHER ACKNOWLEDGES AND AGREES THAT LANDLORD DOES HEREBY DISCLAIM ANY AND ALL WARRANTIES, EXPRESS AND IMPLIED, INCLUDING BUT NOT LIMITED TO THOSE OF FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE FIRST EXPANSION PREMISES AND/OR THE IMPROVEMENTS LOCATED THEREIN

5.  Rent.  Basic Rent and Additional Rent shall be paid in accordance with
Item 3 through 7 of the Basic Lease Provisions and Article 2 of the Supplemental Lease Provisions, except that as of the June 1, 2003, the applicable section referred to herein shall be amended as follows:

     A. The table which sets forth the amount of Basic Rent to be paid by Tenant shall be amended to read as follows:


Annual Rate per Square Foot of Agreed	    Basic Annual    Basic Monthly
Rentable Area	                       Rent             Rent

             $22.00                       $147,114.00      $12,259.50

     B. The "Tenant's Operating Expense Stop" shall be amended to read as follows: "Tenant's Operating Expense Stop shall be equal to actual Operating Expenses for the calendar year 2003, grossed up in accordance with subsection
2.202 of the Supplemental Lease Provisions."

     C. The "Tenant's Real Estate Taxes Stop" shall be amended to read as follows: "Tenant's Real Estate Taxes Stop shall be equal to actual Real Estate Taxes for the calendar year: 2003."

Notwithstanding anything to the contrary contained herein, Landlord agrees that Rent otherwise due and payable on June 1, 2003, shall be due and payable on June 6, 2003.

6. Promissory Note. As a material inducement to Landlord in entering into this First Amendment, Tenant shall enter into a Promissory Note in the amount of One Hundred Thousand Dollars ($100,000.00) which shall be executed simultaneously with this First Amendment. Tenant agrees that (i) any default under the terms and provisions of the Promissory Note, or (ii) if Tenant or Alternate Marketing Networks, Inc., National Home Delivery, Inc., Alternate Postal Direct, Inc. (collectively the "Corporate Guarantors"), or a successor in interest thereto files a petition for relief under the Federal Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar law (collectively, "applicable bankruptcy law"); a receiver or trustee is appointed for Tenant or the Corporate Guarantors or its property; the interest of Tenant or the Corporate Guarantors under this Lease is levied on under execution or under other legal process; any involuntary petition is filed against Tenant or the Corporate Guarantors under applicable bankruptcy law; or any action is taken to reorganize or modify Tenant's or the Corporate Guarantors' capital structure if either Tenant or the Corporate Guarantors is a corporation or other entity, shall, without further notice or cure period, constitute a default under the Lease.

7. Finish Allowance. Tenant agrees that effective as of January 1, 2003, Tenant shall forfeit and Landlord shall retain any unused portion of the Finish Allowance not actually used which was provided under the Work Letter attached to the Lease as Exhibit D and that (i) any amount credited to Tenant from such Finish Allowance as a cash inducement (i.e. credit against Basic
Rent) shall be refunded to Landlord and (ii) no further amounts will be disbursed or applied as a credit against Basic Credit from said Finish Allowance by Landlord.

8. Guarantors. As a material inducement to Landlord in entering into this First Amendment, Adil Kahn shall guaranty $75,000.00 of the obligations of Tenant under the Lease, as amended by this First Amendment and Alternate Marketing Networks, Inc., a Michigan corporation National Home Delivery, Inc., an Illinois corporation, and Alternate Postal Direct, Inc., a Michigan corporation shall guaranty one hundred percent (100%) of the obligations of Tenant under the Lease, as amended by this First Amendment, pursuant to the attached Continuing Lease Guaranty.

9. Notices. Landlord's address for notices required or permitted to be given under the Lease shall be as follows:

TrizecHahn Tower Three Galleria Management, L.P.
Two Galleria Tower
13455 Noel Road, Suite 2300
Dallas, Texas 75240
Attn:  Property Manager
with a copy to:
TrizecHahn Tower Three Galleria Management, L.P.
c/o Trizec Holdings, Inc.
1200 Smith Street, Suite 1200
Houston, Texas  77002
Attention: Senior Vice President

10. Landlord's Lien. Tenant grants to Landlord an express contract lien on and security interest in and to all goods, equipment, furnishings, fixtures, furniture, chattels and personal property of whatever nature owned by Tenant attached or affixed to or used in and about the Premises on the date of this First Amendment or at any time after the date hereof or otherwise located in the Premises and all renewals or replacements or substitutions for any of the foregoing, all building materials and equipment now or hereafter delivered to the Premises and intended to be installed in the Premises and all security deposits and advance rentals under lease agreements on the date of this Lease or at any time after the date of this Lease covering or affecting the Premises and held by or for the benefit of Tenant and all proceeds of the foregoing (including by way of illustration, but not limitation, proceeds of any insurance which may accrue to Tenant by reason of damage or destruction of any such property). Landlord shall be authorized to file a financing statement and have all the rights and remedies of a secured party under the Texas Business and Commerce Code and this lien and security interest may be foreclosed by process of law. The requirement of reasonable notice prior to any sale under Article 9 of the Texas Business and Commerce Code shall be met if such notice is given in the manner prescribed herein at least ten (10) days before the day of sale. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner.

11. Calculation of Charges. Tenant (i) understands and accepts the methods of calculation for determining charges, amounts and additional rent payable by Tenant under the Lease, as modified hereby, and (ii) waives (to the fullest extent permitted by applicable law) all rights and benefits of Tenant under Section 93.004 (Assessment of Charges) of the Texas Property Code, as such section now exists or as it may be hereafter amended or succeeded.
12. Broker. Tenant represents and warrants that no broker has represented it in this First Amendment and that no broker is owed a commission or fee in connection with the consummation of this First Amendment transaction. Tenant hereby indemnifies and holds Landlord harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of this First Amendment due to any action of Tenant. The provisions of this Paragraph shall survive the expiration of the term of the Lease as extended.

13. Binding Effect. Landlord and Tenant hereby ratify and reaffirm the Lease. This First Amendment shall become effective only upon full execution and delivery of this First Amendment by Landlord and Tenant. This First Amendment contains the parties' entire agreement regarding the subject matter covered by this First Amendment, and this First Amendment, together with the Lease supersedes all prior correspondence, negotiations, and agreements, if any, whether oral or written, between the parties concerning such subject matter. There are no contemporaneous oral agreements, and there are no representations or warranties between the parties not contained in this First Amendment. As modified by this First Amendment, the terms and provisions of the Lease shall remain in full force and effect, and the Lease, as modified by this First Amendment, shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

14. Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

15. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

               [The remainder of this page is intentionally blank]


     This First Amendment is executed on the date indicated above.

LANDLORD:                               TENANT:

TRIZECHAHN TOWER THREE GALLERIA             HENCIE CONSULTING SERVICES, INC.,
MANAGEMENT, L.P., a limited partnership     a Texas corporation

By:	Trizec Realty, Inc., a California       By: /s/ Adil Khan
corporation, as general partner            Name: Adil Khan
                                        Title: President
By:	/s/ Paul H. Layne
Paul H. Layne, Vice President

By: /s/ Steven M. Lukingbeal
Steven M. Lukingbeal, Assistant Secretary


                              EXHIBIT A

                              FLOORPLAN


Exhibit 10.2

                      CONTINUING LEASE GUARANTY
     In consideration of the making of that certain First Amendment To Office Lease dated of even date herewith (the "First Amendment") between TRIZECHAHN TOWER THREE GALLERIA MANAGEMENT, L.P. ("Landlord") and HENCIE CONSULTING SERVICES, INC., a Texas corporation ("Tenant") and in reaffirming the Office Lease Agreement (the "Lease") covering certain space in Three Galleria Tower, located at 13155 Noel Road, Dallas, Texas, and for the purpose of inducing Landlord to enter into and make the First Amendment, the undersigned hereby unconditionally guarantees the full and prompt payment of Rent (as defined in the Lease, as amended by the First Amendment) and all other sums required to be paid by Tenant under the Lease (including without limitation all Rent payable with respect to the initial leased Premises and all expansion space), and in the Promissory Note in the amount of $100,000.00 of the same date entered into by Tenant for the benefit of Landlord (the "Guaranteed Payments") and the full and faithful performance of all terms, conditions, covenants, obligations and agreements contained in the Lease on the Tenant's part to be performed (the "Guaranteed Obligations") and the undersigned further promises to pay all of Landlord's costs and expenses (including reasonable attorneys' fees) incurred in endeavoring to collect the Guaranteed Payments or to enforce the Guaranteed Obligations or incurred in enforcing this Guaranty as well as all damages which Landlord may suffer in consequence of any default or breach under the Lease or this Guaranty.

1. Landlord may at any time and from time to time, without notice to or consent by the undersigned, take any or all of the following actions without affecting or impairing the liability and obligations of the undersigned on this Guaranty:

     (a) grant an extension or extensions of time for payment of any Guaranteed Payment or time for performance of any Guaranteed Obligation;

     (b) grant an indulgence or indulgences in any Guaranteed Payment or in the performance of any Guaranteed Obligation;

     (c) modify or amend the Lease or any term thereof or any obligation of Tenant arising thereunder;

     (d) consent to any assignment or assignments, sublease or subleases and successive assignments or subleases by Tenant;

     (e) consent to an extension or extensions of the term of the Lease;

     (f) accept other guarantors; and/or

     (g) release any person primarily or secondarily liable hereunder or under the Lease or under any other guaranty of the Lease.

The liability of the undersigned under this Guaranty shall not be affected or impaired by any failure or delay by Landlord in enforcing any Guaranteed Payment or Guaranteed Obligation or this Guaranty or any security therefor or in exercising any right or power in respect thereto, or by any compromise, waiver, settlement, change, subordination, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or of any security therefor. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Landlord, at any time, to resort for payment to Tenant or to any other guaranty or to any security or other rights and remedies, and Landlord shall have the right to enforce this Guaranty irrespective of whether or not other proceedings or actions are pending or being taken seeking resort to or realization upon or from any of the foregoing.
2. The undersigned waives all diligence in collection or in protection of any security, presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of any extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this Guaranty or any Guaranteed Payment or Guaranteed Obligation.
3. The undersigned hereby acknowledges full and complete notice and knowledge of all the terms, conditions, covenants, obligations and agreements of the Lease.
4. The payment by the undersigned of any amount pursuant to this Guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by subrogation or otherwise) of Tenant under the Lease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.
5. This Guaranty shall be continuing, absolute and unconditional and remain in full force and effect until all Guaranteed Payments are made, all Guaranteed Obligations are performed and all obligations of the undersigned under this Guaranty are fulfilled.
6. This Guaranty also shall bind the heirs, personal representatives, successors and assigns of the undersigned and shall inure to the benefit of Landlord, its successors and assigns.
7. This Guaranty shall be construed according to the laws of the State of Texas and shall be performed in the county in the first paragraph of this Guaranty. The situs for the resolutions (including any judicial proceedings) of any disputes arising under or relating to this Guaranty shall be the county referenced in the first paragraph of this Guaranty.
8. If this Guaranty is executed by more than one (1) person, all singular nouns and verbs herein relating to the undersigned shall include the plural number, the obligations of the several guarantors shall be joint and several and Landlord may enforce this Guaranty against any one (1) or more guarantors without joinder of any other guarantor hereunder.
9. Landlord and the undersigned intend and believe that each provision of this Guaranty comports with all applicable law. However, if any provision of this Guaranty is found by a court to be invalid for any reason, the remainder of this Guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.
10. Each of the undersigned agree that he or she will obtain and deliver to Landlord annual Financial Statements within thirty (30) days after each one year anniversary of the date of his or her Financial Statements most recently provided to Landlord. All such Financial Statements shall be true, correct, and complete in all material respects, and there shall have been no material change of the undersigned's financial condition from the financial condition indicated in such Financial Statements. The term "Financial Statements" shall mean, for each of the undersigned, a balance sheet, statements of amount and sources of contingent liabilities, sources and uses of cash and liquidity verification and, unless Landlord otherwise consents, Financial Statements for each entity owned or jointly owned thereby. All Financial Statements shall be in form and detail satisfactory to Landlord and shall contain or be attached to the signed and dated written certification of the undersigned in form specified by Landlord to certify that the Financial Statements constitute a true and correct statement of such party's financial position. All Financial Statements shall be audited and certified, without any qualification or exception not acceptable to Landlord, by independent certified public accountants acceptable to Landlord, and shall contain all reports and disclosures required by generally accepted accounting principles for a fair presentation.
           [The remainder of this page is intentionally blank]


     IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty to Landlord in Dallas, Dallas County, Texas this 25th day of June, 2003.
                                        GUARANTOR
                                        ALTERNATE MARKETING NETWORKS,
                                        INC., a Michigan corporation

                                        By: /s/ Phillip D. Miller
                                        Name: Phillip D. Miller
                                        Title: President

                                        NATIONAL HOME DELIVERY, INC.,
                                        an Illinois corporation

                                        By: /s/ Phillip D. Miller
                                        Name: Phillip D. Miller
                                        Title: President

                                        ALTERNATE POSTAL DIRECT, INC.,
                                        a Michigan corporation

                                        By: /s/ Phillip D. Miller
                                        Name: Phillip D. Miller
                                        Title: President




Exhibit 10.3

                             AMENDED AND RESTATED
                            CONTINUING LEASE GUARANTY
     In consideration of the making of that certain First Amendment To Office Lease dated of even date herewith (the "First Amendment") between TRIZECHAHN TOWER THREE GALLERIA MANAGEMENT, L.P. ("Landlord") and HENCIE CONSULTING SERVICES, INC., a Texas corporation ("Tenant") and in reaffirming the Office Lease Agreement (the "Lease") covering certain space in Three Galleria Tower, located at 13155 Noel Road, Dallas, Texas, and for the purpose of inducing Landlord to enter into and make the First Amendment, the undersigned hereby unconditionally guarantees the full and prompt payment of Rent (as defined in the Lease, as amended by the First Amendment) and all other sums required to be paid by Tenant under the Lease (including without limitation all Rent payable with respect to the initial leased Premises and all expansion space) (the "Guaranteed Payments") and the full and faithful performance of all terms, conditions, covenants, obligations and agreements contained in the Lease on the Tenant's part to be performed (the "Guaranteed Obligations") and the undersigned further promises to pay all of Landlord's costs and expenses (including reasonable attorneys' fees) incurred in endeavoring to collect the Guaranteed Payments or to enforce the Guaranteed Obligations or incurred in enforcing this Guaranty as well as all damages which Landlord may suffer in consequence of any default or breach under the Lease or this Guaranty.

1. Landlord may at any time and from time to time, without notice to or consent by the undersigned, take any or all of the following actions without affecting or impairing the liability and obligations of the undersigned on this Guaranty:

     (a) grant an extension or extensions of time for payment of any Guaranteed Payment or time for performance of any Guaranteed Obligation;

     (b) grant an indulgence or indulgences in any Guaranteed Payment or in the performance of any Guaranteed Obligation;

     (c) modify or amend the Lease or any term thereof or any obligation of Tenant arising thereunder;

     (d) consent to any assignment or assignments, sublease or subleases and successive assignments or subleases by Tenant;

     (e) consent to an extension or extensions of the term of the Lease;

     (f) accept other guarantors; and/or

     (g) release any person primarily or secondarily liable hereunder or under the Lease or under any other guaranty of the Lease.

The liability of the undersigned under this Guaranty shall not be affected or impaired by any failure or delay by Landlord in enforcing any Guaranteed Payment or Guaranteed Obligation or this Guaranty or any security therefor or in exercising any right or power in respect thereto, or by any compromise, waiver, settlement, change, subordination, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or of any security therefor. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Landlord, at any time, to resort for payment to Tenant or to any other guaranty or to any security or other rights and remedies, and Landlord shall have the right to enforce this Guaranty irrespective of whether or not other proceedings or actions are pending or being taken seeking resort to or realization upon or from any of the foregoing.

2. The undersigned waives all diligence in collection or in protection of any security, presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of any extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this Guaranty or any Guaranteed Payment or Guaranteed Obligation.

3. The undersigned hereby acknowledges full and complete notice and knowledge of all the terms, conditions, covenants, obligations and agreements of the Lease.
4. The payment by the undersigned of any amount pursuant to this Guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by subrogation or otherwise) of Tenant under the Lease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.

5. This Guaranty shall be continuing, absolute and unconditional and remain in full force and effect until all Guaranteed Payments are made, all Guaranteed Obligations are performed and all obligations of the undersigned under this Guaranty are fulfilled.

6. This Guaranty also shall bind the heirs, personal representatives, successors and assigns of the undersigned and shall inure to the benefit of Landlord, its successors and assigns.
7. This Guaranty shall be construed according to the laws of the State of Texas and shall be performed in the county in the first paragraph of this Guaranty. The situs for the resolutions (including any judicial proceedings) of any disputes arising under or relating to this Guaranty shall be the county referenced in the first paragraph of this Guaranty.

8. If this Guaranty is executed by more than one (1) person, all singular nouns and verbs herein relating to the undersigned shall include the plural number, the obligations of the several guarantors shall be joint and several and Landlord may enforce this Guaranty against any one (1) or more guarantors without joinder of any other guarantor hereunder.

9. Landlord and the undersigned intend and believe that each provision of this Guaranty comports with all applicable law. However, if any provision of this Guaranty is found by a court to be invalid for any reason, the remainder of this Guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.

10. Each of the undersigned agree that he or she will obtain and deliver to Landlord annual Financial Statements within thirty (30) days after each one year anniversary of the date of his or her Financial Statements most recently provided to Landlord. All such Financial Statements shall be true, correct, and complete in all material respects, and there shall have been no material change of the undersigned's financial condition from the financial condition indicated in such Financial Statements. The term "Financial Statements" shall mean, for each of the undersigned, a balance sheet, statements of amount and sources of contingent liabilities, sources and uses of cash and liquidity verification and, unless Landlord otherwise consents, Financial Statements for each entity owned or jointly owned thereby. All Financial Statements shall be in form and detail satisfactory to Landlord and shall contain or be attached to the signed and dated written certification of the undersigned in form specified by Landlord to certify that the Financial Statements constitute a true and correct statement of such party's financial position. All Financial Statements shall be audited and certified, without any qualification or exception not acceptable to Landlord, by independent certified public accountants acceptable to Landlord, and shall contain all reports and disclosures required by generally accepted accounting principles for a fair presentation.

11. Notwithstanding anything to the contrary contained in this Continuing Lease Guaranty, the collective as to the Guaranteed Obligations shall be limited to $75,000.00.

12. Guarantor hereby represents that he executed the Continuing Lease Guaranty as "Adil Rasheed" and hereby acknowledges that Guarantor and Adil Rasheed are one and the same individual.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty to Landlord in Dallas, Dallas County, Texas this 2nd day of June 2003. GUARANTOR
/s/ Adil Khan
ADIL KAHN, an individual
Address:

Social Security #: ###-##-####
(Attach copy of current Drivers License)


Exhibit 10.4

                              PROMISSORY NOTE
$100,000.00                                                    May 30, 2003

     FOR VALUE RECEIVED, on or before December 31, 2004 ("Maturity Date"), the undersigned (hereinafter referred to as "Maker"), promises to pay to the order of TRIZECHAHN TOWER THREE GALLERIA MANAGEMENT, LP, a limited partnership ("Payee") at 13455 Noel Road, Suite 2300, Dallas, Texas 75240; Attn: Property Manager, the principal amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) ("Total Principal Amount"), together with interest on outstanding balance of the Total Principal Amount from the date hereof until paid at a rate per annum equal to the lesser of (a) the Maximum Rate (as hereinafter defined) or (b) ten percent (10%) per annum, calculated on the basis of actual days elapsed but computed as if each year consisted of 360 days.

     The term "Maximum Rate," as used herein, shall mean at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof and this Note provides for a fluctuating rate of interest, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Maker from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum.

     The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:

     (a) Commencing on July 1, 2003, and continuing on the first (1st) day of each calendar month thereafter until and including November 1, 2003, Maker shall make a payment of principal and interest in the amount of $10,000.00 and thereafter Maker shall pay to Payee a payment of principal and interest in the amount of $5,000.00 on the first (1st) day of each calendar month thereafter until all accrued but unpaid interest, as calculated as provided herein, and principal are repaid in full.

     (b) The outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable in full on the Maturity Date.

     To the extent that any interest is not paid on or before the date same comes due and payable, Payee may, at its option, add such accrued interest to the principal of this Note. Notwithstanding anything herein to the contrary, upon an Event of Default (as hereinafter defined) or at maturity, whether by acceleration or otherwise, all principal of this Note shall, at the option of Payee, bear interest at the Maximum Rate until paid.

     Maker may from time to time prepay all or any portion of the principal of this Note without premium or penalty. All regularly scheduled payments of the indebtedness evidenced by this Note and by any of the other Credit Documents (as hereinafter defined) shall be applied first to any accrued but unpaid interest then due and payable hereunder or thereunder and then to the principal amount then due and payable. All non-regularly scheduled payments shall be applied to such indebtedness in such order and manner as the holder of this Note may from time to time determine in its sole discretion. All payments and prepayments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Payee indicated above, or such other place as the holder of this Note shall designate in writing to Maker. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed. The books and records of Payee shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note.

     This Note, that certain First Amendment to Office Lease Agreement dated May 29, 2003 between Maker (or its subsidiary) and Payee (the "First Amendment"), and all other documents evidencing, securing, governing and/or pertaining to this Note, are hereinafter collectively referred to as the "Credit Documents." The holder of this Note is entitled to the benefits and security provided in the Credit Documents. This Note is the "Note" provided for in the First Amendment.

     Maker agrees that this Note is not for personal, family or household purposes, and that is solely for business, commercial, investment, or other similar purposes.

     Maker agrees that upon the occurrence of any one or more of the following events of default ("Event of Default"):

     (a) failure of Maker to pay any installment of principal of or interest on this Note or on any other indebtedness of Maker to Payee when due; or

     (b) Maker's failure to make any required payment under its lease, as amended by the First Amendment or the occurrence of any default by Maker thereunder; or

     (c) the bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any of the property of, or the liquidation, termination, dissolution or death or legal incapacity of, any party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise;

the holder of this Note may, at its option, without further notice or demand,
(i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) foreclose any liens securing payment hereof, (iii) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Credit Documents, at law or in equity, or (iv) pursue any combination of the foregoing.

     The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Credit Documents or the New Lease, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Credit Documents or the New Lease as originally provided herein or therein.

     This Note and all of the other Credit Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Credit Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Credit Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Payee's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Maker results in Maker having paid any interest in excess of that permitted by law, then it is the express intent of Maker and Payee that all excess amounts theretofore collected by Payee be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Credit Documents have been paid in full, refunded to Maker), and the provisions of this Note and the other Credit Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Maker for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Maker to Payee under this Note or arising under or pursuant to the other Credit Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Payee to contract for, charge or receive a greater amount of interest, Payee will rely on federal law instead of Chapter 303 of the Texas Finance Code, as amended, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Payee may, at its option and from time to time, implement any other method of computing the Maximum Rate under such Chapter 303, as amended, or under other applicable law by giving notice, if required, to Maker as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Credit Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code, as amended, is applicable to this Note, the "weekly ceiling" specified in such chapter is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Maker agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

     Maker and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

     THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS.

     THIS NOTE AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                                  MAKER:
                                     HENCIE CONSULTING SERVICES, INC.,
                                     a Texas corporation


                                By: /s/ Adil Khan
                                Name: Adil Khan
                                Title: President


21